Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Ordinary Cnova ordinary shares, par value €0.05 of

CNOVA N.V.
into the U.S. Offer by

CASINO, GUICHARD-PERRACHON
For $5.50 Per Cnova Ordinary Share, Net to the Seller in Cash,
Pursuant to the Offer to Purchase, dated December 27, 2016.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for ordinary shares, par value €0.05 per share, of Cnova N.V. (“Cnova ordinary shares”) tendered pursuant to this Letter of Transmittal, at a price of $5.50 per share, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 27, 2016 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “U.S. Offer”).

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON WEDNESDAY, JANUARY 25, 2017, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2 below.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your Cnova ordinary shares, to:

If delivering by mail, hand, express mail, courier,
or other expedited service:
American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219
FACSIMILIE: (718) 234-5001

Pursuant to the U.S. Offer of Casino, Guichard-Perrachon to purchase all outstanding Cnova ordinary shares beneficially owned by holders located within the United States of America, the undersigned encloses herewith and surrenders the following certificate(s) representing Cnova ordinary shares of Cnova N.V.:

DESCRIPTION OF SHARES SURRENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Surrendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book-Entry Shares Surrendered

Total Shares

*  Need not be completed by book-entry stockholders.
** Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being surrendered hereby.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING
DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON INC., AT (888) 206-5896 (IF YOU ARE A
BENEFICIAL OWNER LOCATED IN THE UNITED STATES OR A BANK OR BROKERAGE FIRM).

This U.S. Offer is not being made, directly or indirectly, in, and may not be accepted from within, any jurisdiction in which the making of the U.S. Offer or the acceptance thereof would not be in compliance with the laws of that jurisdiction or would require Casino to make a public offer in any jurisdiction other than the United States, or France in connection with the separate French Offer.

You have received this Letter of Transmittal in connection with the offer of Casino, Guichard-Perrachon, a French public limited company (société anonyme) (“Casino”), to purchase all outstanding ordinary Cnova ordinary shares, par value €0.05 per share (“Cnova ordinary shares”), of Cnova, N.V., a Netherlands public limited company (naamloze vennootschap) (“Cnova”), beneficially owned by holders located within the United States of America, at a price of $5.50 per Cnova ordinary share, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated December 27, 2016 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “U.S. Offer”).

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company (the “Depositary”) Cnova ordinary shares represented by stock certificates, or held in book-entry form on the books of Cnova, for tender. In this Letter of Transmittal, shareholders who deliver certificates representing their Cnova ordinary shares are referred to as “Certificate Shareholders,” and Cnova shareholders who deliver their Cnova ordinary shares through book-entry transfer are referred to as “Book-Entry Shareholders.” If certificates for your Cnova ordinary shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Cnova ordinary shares according to the guaranteed delivery procedures set forth in sections of the Offer to Purchase entitled “The Offers—Terms of the U.S. Offer—Procedure for Accepting the U.S. Offer and Tendering Cnova Ordinary Shares—Guaranteed Delivery.” See Instruction 2 below.

If you are delivering your Cnova ordinary shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an “Agent’s Message” (as defined in Instruction 2 below). Delivery of documents to DTC will not constitute delivery to the Depositary.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Casino, Guichard-Perrachon, a French public limited company (société anonyme) (“Casino”), the above-described Cnova ordinary shares, par value €0.05 per share, of Cnova N.V., a Netherlands public limited company (naamloze vennootschap) (“Cnova”), at a price of $5.50 per Cnova ordinary share, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase and related Forms of Acceptance, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “U.S. Offer”). The undersigned understands that Casino reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Cnova ordinary shares tendered herewith.

On the terms and subject to the conditions of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Cnova ordinary shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Date in accordance with the terms of the U.S. Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Casino, all right, title and interest in and to all of the Cnova ordinary shares being tendered hereby and any and all cash dividends, distributions, rights, other Cnova ordinary shares or other securities issued or issuable in respect of such Cnova ordinary shares on or after the date hereof (collectively, “Distributions”), and the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Cnova ordinary shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Cnova ordinary shares) to the full extent of such Cnova shareholder’s rights with respect to such Cnova ordinary shares and any Distributions (1) to deliver certificates representing Cnova ordinary shares (the “Share Certificates”) and any Distributions, or to transfer of ownership of such Cnova ordinary shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Casino, (2) to present such Cnova ordinary shares and any Distributions for transfer on the books of Cnova, and (3) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Cnova ordinary shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the U.S. Offer.

By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message as defined in Instruction 2 below), the undersigned hereby irrevocably appoints each of the designees of Casino the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such Cnova shareholder’s rights with respect to the Cnova ordinary shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Casino will, with respect to the Cnova ordinary shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any and all other rights of such Cnova shareholder, as they, in their sole discretion, may deem proper at any annual or extraordinary general meeting of Cnova shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Cnova ordinary shares. Such appointment is effective when, and only to the extent that, Casino accepts the Cnova ordinary shares tendered with this Letter of Transmittal for payment pursuant to the U.S. Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Cnova ordinary shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Casino reserves the right to require that, in order for Cnova ordinary shares to be deemed validly tendered, immediately upon Casino’s acceptance for payment of such Cnova ordinary shares, Casino must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Cnova ordinary shares and any associated Distributions, including voting at any meeting of Cnova shareholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Cnova ordinary shares and any Distributions tendered hereby and, when the same are accepted for payment by Casino, Casino will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Cnova ordinary shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Cnova ordinary shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Casino to be necessary or desirable to complete the sale, assignment and transfer of the Cnova ordinary shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Casino any and all Distributions in respect of the Cnova ordinary shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Casino shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Casino in its sole discretion.

It is understood that the undersigned will not receive payment for the Cnova ordinary shares unless and until the Cnova ordinary shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Cnova ordinary shares held in book-entry form, ownership of Cnova ordinary shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

It is understood that the method of delivery of the Cnova ordinary shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Cnova ordinary shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Cnova ordinary shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)). If delivery is by mail, it is recommended that all such documents be sent by properly insured registered mail with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Casino of Cnova ordinary shares tendered pursuant to one of the procedures described in section of the Offer to Purchase entitled “The Offers—Terms of the Offers—Procedures for Accepting the U.S. Offer and Tendering Cnova Ordinary Shares” and in the instructions hereto will constitute a binding agreement between the undersigned and Casino upon the terms and subject to the conditions of the U.S. Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Cnova ordinary shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Cnova ordinary shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Cnova ordinary shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Cnova ordinary shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Cnova ordinary shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Cnova ordinary shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Casino has no obligation pursuant to the Special Payment Instructions to transfer any Cnova ordinary shares from the name of the registered owner thereof if Casino does not accept for payment any of the Cnova ordinary shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Cnova ordinary shares accepted for payment are to be issued in the name of someone other than the undersigned or if Cnova ordinary shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue:   ☐      Check and/or   ☐      Share Certificates to:   ☐

Name: _______________________________________________________________________________________

(Please Print)

Address (including zip code):

_____________________________________________________________________________________________

(Tax Identification or Social Security Number)

☐	Credit Cnova ordinary shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

_____________________________________________________________________________________________

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Cnova ordinary shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Cnova ordinary shares Tendered” above.

Deliver:   ☐      Check(s) and/or   ☐      Share Certificates to:   ☐

Name: _______________________________________________________________________________________

(Please Print)

Address (including zip code):

IMPORTANT—SIGN HERE

(U.S. Persons Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Persons Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

_____________________________________________________________________________________________

(Signature(s) of Cnova Shareholder(s))

Dated: ___________, 20____

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 below. For information concerning signature guarantees, see Instruction 1 below.)

Name(s): _____________________________________________________________________________________

(Please Print)

Capacity (full title):

Address (including zip code):

Area Code and Telephone Number: ________________________________________________________________

Tax Identification or
Social Security No.: ____________________________________________________________________________

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm: ________________________________________________________________________________

_____________________________________________________________________________________________

(Include Zip Code)

Authorized Signature: ___________________________________________________________________________

Name: _______________________________________________________________________________________

_____________________________________________________________________________________________

(Please Type or Print)

Area Code and Telephone Number: ________________________________________________________________

Dated: ___________, 20____

_____________________________________________________________________________________________

Place medallion guarantee in space below:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

1. Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (1) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Cnova ordinary shares) of Cnova ordinary shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (2) if such Cnova ordinary shares are tendered for the account of an Eligible Institution. See Instruction 5 below.

2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.

This Letter of Transmittal is to be completed by Cnova shareholders if Share Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer described in sections of the Offer to Purchase entitled “The Offers—Terms of the Offers—Acceptance for Payment; Return of and Payment for Cnova Ordinary Shares” and “The Offers—Terms of the Offers—Procedures for Accepting the U.S. Offer and Tendering Cnova Ordinary Shares,” an Agent’s Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Cnova ordinary shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Cnova ordinary shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date. Please do not send your Share Certificates directly to Casino or Cnova.

Cnova shareholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Cnova ordinary shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure described in sections of the Offer to Purchase entitled “The Offers—Terms of the Offers—Acceptance for Payment; Return of and Payment for Cnova Ordinary Shares” and “The Offers—Terms of the Offers—Procedures for Accepting the U.S. Offer and Tendering Cnova Ordinary Shares.” Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution, (2) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Casino must be received by the Depositary prior to the Expiration Date (or prior to the expiration of the Subsequent Offering Period, as applicable), and (3) Share Certificates representing all tendered Cnova ordinary shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Cnova ordinary shares), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Cnova ordinary shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Casino may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.

THE METHOD OF DELIVERY OF CNOVA ORDINARY SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING CNOVA SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Cnova ordinary shares will be purchased. All tendering Cnova shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Cnova ordinary shares for payment.

All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Cnova ordinary shares, will be determined by Casino in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Casino reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Casino also reserves the absolute right to waive any defect or irregularity in the surrender of any Cnova ordinary shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other Cnova shareholder. No tender of Cnova ordinary shares will be deemed to have been validly made until all defects and irregularities have been cured or waived. None of Casino, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders or incur any liability for failure to give any such notice. Interpretation of the terms and conditions of the U.S. Offer (including this Letter of Transmittal and the Instructions hereto) will be determined by Casino in its sole discretion.

3. Inadequate Space.

If the space provided herein is inadequate, the certificate numbers and/or the number of Cnova ordinary shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Shareholders Only).

If fewer than all the Cnova ordinary shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Cnova ordinary shares which are to be tendered in the column titled “Number of Cnova ordinary shares Tendered” in the box titled “Description of Cnova ordinary shares Tendered.” In such cases, new certificate(s) for the remainder of the Cnova ordinary shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Cnova ordinary shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered owner(s) of the Cnova ordinary shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Cnova ordinary shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Cnova ordinary shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Cnova ordinary shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Casino of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Cnova ordinary shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Cnova ordinary shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Cnova ordinary shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Cnova ordinary share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes.

Casino will pay any transfer taxes with respect to the transfer and sale of Cnova ordinary shares to it or to its order pursuant to the U.S. Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Payment and Delivery Instructions.

If a check for the purchase price is to be issued, and/or Share Certificates representing Cnova ordinary shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Cnova ordinary shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Cnova shareholders delivering Cnova ordinary shares tendered hereby or by Agent’s Message by book-entry transfer may request that Cnova ordinary shares not purchased be credited to an account maintained at DTC as such Cnova shareholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Cnova ordinary shares not purchased will be returned by crediting the same account at DTC as the account from which such Cnova ordinary shares were delivered.

8. Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from either the Information Agent or the Dealer Manager as set forth below, and will be furnished at Casino’s expense.

9. Tax Withholding.

Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of any payments made to certain stockholders pursuant to the U.S. Offer. To avoid backup withholding, a tendering stockholder that is a United States person (as defined in the enclosed instructions accompanying the IRS Form W-9, a “United States person”), and, if applicable, each other U.S. payee, is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, which is included herein, and to certify, under penalties of perjury, that the TIN provided on the IRS Form W-9 is correct. In addition, such United States person must date and sign the IRS Form W-9 as indicated. If such United States person is an individual, the TIN is his or her social security number. If the United States person does not provide the correct TIN or an adequate basis for an exemption, such person may be subject to backup withholding at the applicable rate, and such stockholder or payee may be subject to a penalty imposed by the Internal Revenue Service (the “IRS”). If such United States person does not have a TIN, such person should consult the instructions to IRS Form W-9 for information on applying for a TIN and completing and signing the IRS Form W-9 while the TIN application is in process. See the enclosed IRS Form W-9 and the instructions thereto for additional information.

Certain stockholders or payees (including, among others, corporations) who are exempt recipients are not subject to backup withholding. See the enclosed copy of the IRS Form W-9 and the instructions to IRS Form W-9. Exempt stockholders or payees that are United States persons should furnish their TIN, check the appropriate box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary in order to confirm exempt status and avoid erroneous backup withholding. A foreign stockholder or other payee that is not a United States person may qualify as an exempt recipient by providing the applicable withholding agent with a properly completed and signed IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such stockholder or payee’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the Depositary or the IRS website (www.irs.gov).

Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if eligibility is established and appropriate procedure is followed.

Failure to provide a correct, completed and signed IRS Form W-9 or appropriate IRS Form W-8, as applicable, may subject you to U.S. federal income tax withholding on any payments made to you pursuant to the U.S. Offer.

10. Lost, Destroyed, Mutilated or Stolen Share Certificates.

If any Share Certificate has been lost, destroyed, mutilated or stolen, the Cnova shareholder should promptly notify Cnova’s stock transfer agent, American Stock Transfer & Trust Company, LLC at (800) 937-5449. The Cnova shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ________

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding?* on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Form W-9 (Rev. 12-2014) Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the U.S. Offer is:

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering by hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed either to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the U.S. Offer.

The Information Agent for the U.S. Offer is:

1290 Avenue of the Americas, 9th Floor
New York, New York 10104
U.S. Toll Free Number for holders of Securities in the United States: (888) 206-5896
U.S. Number for banks and brokers: (212) 440-9800